Exhibit 10.21

MICROMOBILITY.COM INC.

UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS

IN LIEU OF A SPECIAL MEETING

Dated as of January 31, 2024

Pursuant to Delaware General Corporation Law, the undersigned members of the board of directors (the “Board”) of micromobility.com Inc., a Delaware corporation (the “Company”), hereby consent to the adoption of the following resolutions in lieu of holding a special meeting:

WHEREAS, the Company intends issue a convertible note, dated as of January 31, 2024 (the “Note”) to Palella Holdings LLC, a Delaware limited liability company or its assigns (the “Investor”) for a principal amount of up to $1,000,000 over a 12 month term, subject to certain terms and conditions as specifically set forth in the Note, the form of which is attached hereto as Exhibit A; and

WHEREAS, the Note will be convertible into shares of common stock of the Company (the “Common Stock”).

NOW THEREFORE, BE IT

RESOLVED, that the Board approves the issuance of the shares of the Common Stock underlying the Note upon the conversion of the Note, in accordance with the terms by the Company of the Note and the form of the Note is hereby ratified, confirmed, adopted and approved in all respects;

RESOLVED, that in the good faith judgment of the directors of the Company, the terms of the Note are fair, just and equitable, and in the best interest of the Company;

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions;

RESOLVED, that as used in the foregoing resolutions, the term “the proper officers” of the Company shall mean the President, Chief Executive Officer and Chief Financial Officer of the Company, and each of them; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the actions contemplated by the foregoing resolutions;

RESOLVED, that any and all actions heretofore taken by the directors or the proper officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by these foregoing resolutions be, and they hereby are, ratified, affirmed and approved in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions;

RESOLVED, that this Unanimous Written Consent of the Board in Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and that facsimile and PDF signatures shall be deemed to have the same effect as originals; and be it further

RESOLVED, that this Unanimous Written Consent of the Board in Lieu of a Special Meeting shall be filed with the minutes of meetings of the Board and shall be treated for all purposes as action taken at a meeting.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing action in their capacities as the members of the Board of Directors of micromobility.com Inc.

/s/ Salvatore Palella Salvatore Palella, Chairman of the Board /s/ Lee Stern Lee Stern, Director /s/ Guy Adami Guy Adami, Director /s/ Velco Farina Velco Farina, Director

Exhibit A

FORM OF

CONVERTIBLE NOTE

DUE JANUARY 31, 2025

constituting a principal amount of up to $1,000,000 issued by micromobility.com Inc.